UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2010
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
Signatures
EX-3.1
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On December 8, 2010, the Organization & Compensation Committee of The Chubb Corporation (Chubb) approved the terms of a Consulting Agreement between Chubb and John J. Degnan, Chubb’s Vice Chairman and Chief Operating Officer, the term of which will commence on January 1, 2011 following Mr. Degnan’s retirement from Chubb on December 31, 2010 (Consulting Agreement). Unless terminated sooner by Mr. Degnan or Chubb, the Consulting Agreement will expire on December 31, 2012. The key terms of the Consulting Agreement are as follows:
•	Mr. Degnan will serve as Senior Advisor to Chubb and will provide advice and assistance on certain Federal and regulatory issues, trade and corporate association matters, legal and regulatory proceedings, claims matters and other matters as Chubb may occasionally request. Mr. Degnan also will continue his service on the board of directors of one of Chubb’s operating subsidiaries.

•	Mr. Degnan will receive an annual consulting fee of $500,000, payable in quarterly installments, and reimbursement for his reasonable travel and other business expenses.

•	The non-competition provisions to which Mr. Degnan currently is subject will be amended so as to expire upon the later of (i) the first anniversary of Mr. Degnan’s retirement from Chubb, or (ii) the termination of the Consulting Agreement.

•	The agreement may be terminated by Mr. Degnan or Chubb upon 30 days notice to the other party.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	On December 9, 2010, the Board of Directors of The Chubb Corporation (Chubb) approved an amendment to Chubb’s By-Laws clarifying that Chubb may, but is not required to, have one or more Vice Chairmen. The amendment was effective upon adoption.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	By-Laws

10.1	Form of Consulting Agreement between The Chubb Corporation and John J. Degnan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: December 10, 2010	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President, Corporate Counsel and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
FILED ON DECEMBER 10, 2010

Exhibit No.	Description

3.1	By-Laws

10.1	Form of Consulting Agreement between The Chubb Corporation and John J. Degnan